UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 14, 2006

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-06201	52-0903424
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11200 Rockville Pike, Suite 502, Rockville, MD		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (301) 945-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On August 14, 2006, Bresler & Reiner, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2006, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)		Exhibits.

	99.1	Press Release of Bresler & Reiner, Inc. dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRESLER & REINER, INC., Registrant

Date: August 14, 2006	By:	/s/ Robert O. Moore
Robert O. Moore
Chief Financial Officer